EXHIBIT 10.13

July 31, 2008

Micro Component Technology, Inc.

2340 West Country Road

St. Paul, Minnesota 55113-2528

Attention:  Chief Financial Officer

Re:          Extension of Maturity Dates

Ladies and Gentlemen:

Reference is hereby made to (i) that certain Secured Non-Convertible Revolving Note, dated as of February 17, 2006 issued by the Micro Component Technology, Inc., a Minnesota corporation (the “Company”) to Laurus Master Fund, Ltd., a Cayman Islands company (“Laurus”) in the original principal amount of $4,000,000 (as amended, restated, modified and/or supplemented from time to time, the “Revolving Note”), (ii) that certain Secured Non-Convertible Term Note, dated February 17, 2006 issued by the Company to Laurus in the original principal amount of $5,250,000 (as amended, restated, modified and/or supplemented from time to time, the “February 2006 Term Note”), which February 2006 Term Note was subsequently assigned in full to Valens Offshore SPV I, Ltd., a Cayman Islands company (“Valens Offshore”) and Valens U.S. SPV I, LLC (“Valens U.S.” together with Laurus and Valens Offshore, collectively, the “Note Holders”), (iii) that certain 10% Senior Subordinated Convertible Note, dated February 17, 2004 issued by the Company to Amaranth Trading, L.L.C. in the original principal amount of $1,229,919 and subsequently assigned to Laurus pursuant to that certain Note Sale Agreement dated as of December 20, 2006 by and between Amaranth Trading L.L.C. and Laurus, and subsequently further assigned in full to Valens Offshore (as amended, restated, modified and/or supplemented from time to time, the “10% Note”),  (iv)  that certain Secured Term Note, dated March 29, 2007 issued by the Company to Laurus and subsequently assigned in full to Valens Offshore in the original principal amount of $1,000,000  (as amended, restated, modified and/or supplemented from time to time, the “March 2007 Term Note” and together with the Revolving Note, February 2006 Term Note and the 10% Note, the “Notes”), (vi) the Common Stock Purchase Warrant dated as December 6, 2007 and granted by the Company to the Warrant Holders (as defined below) to purchase up to 3,500,000 shares of the Company’s common stock, par value $0.01 per share (the “ December 2007 Warrant”), (vii) the Common Stock Purchase Warrant dated March 29, 2007 and granted by the Company to Laurus to purchase up to 5,000,000 shares of the Company’s Common Stock (the “March 2007 Warrant”), (viii) the Warrant dated as of February 17, 2006 and granted by the Company to Laurus to purchase up to 2,500,000 shares of the Company’s Common Stock (the “February 2006 Warrant”), (ix) the Common Stock Purchase Warrant dated January 28, 2005 and granted by the Company to Laurus to purchase up to 150,000 shares of the Company’s Common Stock (the “January 2005 Warrant”), (x) the Option dated April 29, 2005 and granted by the Company to Laurus to purchase up to 2,556,651 shares of the Company’s Common Stock (the “April 2005 Option”) and (xi) the Common Stock Purchase Warrant dated March 9, 2004 hereof granted by the Company to Laurus to purchase up to 400,000 shares of the Company’s Common Stock (the “March 2004 Warrant”, and together with the December 2007 Warrant, March 2007 Warrant, February 2006 Warrant, January 2005 Warrant, and the April 2005 Option, the “Warrants”; portions of the March 2007 Warrant, the February 2006 Warrant, the January 2005 Warrant, the April 2005 Option and the March 2004 Warrant have been subsequently assigned to Valens Offshore, Valens U.S. and PSource Structured Debt Limited, a Guernsey company, collectively, the “Warrant Holders”; the Warrant Holders together with the Note Holders, collectively, the “Holders”), (xii) that certain Securities Purchase Agreement dated as of the date hereof by and among the Company, LV Administrative Services, Inc. and the purchasers party thereto from time to time (the “Purchase Agreement”), and (xiii) those certain notes issued in connection with the Securities Purchase Agreement (the “July Notes”).

The undersigned hereby agree that in the event of an extension of the Maturity Date (as defined in the July Notes) of the July Notes pursuant to Section 3.13 thereof, simultaneous therewith, (a) the respective maturity dates of the Notes will be modified to be co-terminus with the Maturity Date of the July Notes, and (b) the convertibility feature of the 10% Note shall be waived, null, void and of no further effect.

Further, the undersigned hereby waives the application of any anti-dilution provisions of any Warrants or Notes which might otherwise be triggered by the issuance of the July Notes, the Warrants, or the Warrant Shares issuable upon exercise of the Warrants as defined in the Purchase Agreement.  All other terms and provisions of the Notes and Warrants remain in full force and effect.

This letter may not be amended or waived except by an instrument in writing signed by the Company and the Holders.  This letter may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement.  Delivery of an executed signature page of this letter by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof or thereof, as the case may be.  This letter shall be governed by, and construed in accordance with, the laws of the State of New York.  This letter sets forth the entire agreement between the parties hereto as to the matters set forth herein and supersede and replace all prior communications, written or oral, with respect to the matters herein.  The Company hereby agrees to file an 8-K with the Securities and Exchange Commission disclosing the transactions set forth in this letter with the period prescribed by the Securities and Exchange Commission.

If the foregoing meets with your approval, please signify your acceptance of the terms hereof by signing below.

[SIGNATURE PAGE FOLLOWS]

LAURUS MASTER FUND, LTD.
By: Laurus Capital Management, LLC, its
investment manager

By:
Name:
Title:

VALENS OFFSHORE SPV I, LTD.
By: Valens Capital Management, LLC, its
investment manager

By:
Name:
Title:

VALENS U.S. SPV I, LLC
By: Valens Capital Management, LLC, its
investment manager

By:
Name:
Title:

PSOURCE STRUCTURED DEBT LIMITED

By:
Name:
Title:

Agreed and accepted on the date hereof:

MICRO COMPONENT TECHNOLOGY, INC.

By:
Name:	Roger E. Gower
Title:	Chief Executive Officer